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                                                                   Exhibit 10.53
                                PROMISSORY NOTE

$950,000.00                                                  Memphis, Tennessee
                                                              December 10, 1992


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of B & M PRINTING COMPANY (hereinafter together with any subsequent holder called "Holder"), in lawful money of the United States, the principal sum of Nine Hundred Fifty Thousand Dollars ($950,000.00), together with interest on the unpaid balance thereof from the date hereof at the rate of 7% per annum. Interest shall be paid semiannually, with the first such payment being due on June 10, 1993, with subsequent payments being due each December 10 and June 10 thereafter until the entire principal amounts of this Note is paid in full. The entire principal and all other sums due under this Note shall be due and payable on December 10, 2002.

     Both the principal and interest of the Note shall be paid to Holder at 2500 Lamar Avenue, Memphis, Tennessee 38114 or at such other place as the Holder may designate in writing in lawful money of the United States of America. The undersigned shall have the privilege, at any time, of prepaying, in whose or ln part, the then outstanding principal balance hereunder, together with accrued interest thereon without penalty or premium. All prepayments made by the undersigned are to be applied first in reduction of interest then due at the rate stated herein, and any amount remaining after such payment of said interest shall be applied in reduction of the unpaid balance of the principal sum.

     The occurrence of any of the following events shall constitute an event of default under the terms of this Note:

          (a) The undersigned shall fail to pay any amount of principal or interest owing under this Note when due; or

          (b) The undersigned shall (i) generally not pay (or admit in writing its inability to pay) its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief, reorganization, or arrangement or any other petition in bankruptcy, or for liquidation, or to take advantage of any bankruptcy, debt relief, or insolvency law of any jurisdiction, as now constituted or hereafter in effect, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or similar officer for it or for any substantial part of its assets, (v) liquidate or otherwise transfer substantially all of its assets, (vi) dissolve (if a corporation or partnership), die (if a natural person), or terminate (if a trust or other entity), or (vii) take any action for the purpose of effectuating any of the foregoing; or
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          (c)  A court, governmental authority, or tribunal or competent jurisdiction shall enter in order (i) appointing a custodian, receiver, trustee, or similar officer for the undersigned or for a substantial part of its assets, or (ii) directing the dissolution, winding-up or liquidation of the undersigned, or (ii) constituting an order for relief with respect to the undersigned, or (iv) approving any petition with respect to the undersigned for relief, reorganization, or arrangement or to take advantage of any bankruptcy, debt relief or insolvency law of any jurisdiction, as now constituted or hereafter in effect; or if any such petition (or any petition seeking any of the foregoing orders) is filed against the undersigned and not dismissed within thirty (30) days; or

          (d) Failure by the undersigned promptly to lift any execution, distraint, garnishment, attachment, or similar process, of such consequence as will impair its ability to pay its obligations under this Note when due; or

          (e) The undersigned shall breach any representation, warranty, term, covenant or condition contained in any mortgage, deed of trust, security agreement, pledge, assignment or other document now or hereafter securing the payment or performance of this Note (the provisions of all of which are incorporated herein by reference).

     Upon the occurrence of an event of default, then (i) if the event is one listed in paragraphs (b)(ii), (c)(iii), or (c)(iv) above, the entire outstanding indebtedness evidenced by this Note shall automatically become immediately due and payable, both as to principal and interest, with note or demand, and (ii) if the event is any other event of default, then the Holder hereof, at its option, may declare the entire outstanding indebtedness evidenced by this Note immediately due and payable, both as to principal and interest.

     If the undersigned is in default under the terms of this Note and this Note is placed in the hands of an attorney for collection, by suit or otherwise, the undersigned will pay all costs of collection, including reasonable attorneys' fees.

     This Note, together with all principal and interest payments due hereunder, shall bear interest at the maximum contract rate allowable under applicable law, from and after the maturity date, or the date of default if such default occurs prior to the maturity date, until payment in full of all principal and interest due hereunder is made.

     The undersigned waives presentment, demand, notice of dishonor and protest, and agrees that the Holder hereof may, without releasing liability of the undersigned, grant extensions or renewals hereof from time to time, successively or otherwise and for any term or terms, and the Holder hereof shall not be liable for or prejudiced by failure to collect or for lack of diligence in bringing suit on this Note or any renewals or extensions hereof.

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     No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right. A waiver or any one occasion shall not be construed as a bar to, or waiver of, any such right on any future occasions.

     This Note shall be governed by and construed in accordance with the laws of the State of Tennessee, without reference to principles of conflict of laws.

     If any one or more of the provisions contained in this Note shall for any reason be held invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, which shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     The use of any gender pronoun, adjective or word herein shall be deemed to include all other genders, and the use of any singular term herein shall be deemed to include the plural, and vice versa.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed on the day first set forth above.

                                    /s/ John P. Miller
                                    ------------------
                                    JOHN P. MILLER


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